UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2013

EXCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 368-2084
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On July 2, 2013, EXCO Operating Company, LP, a wholly-owned subsidiary of EXCO Resources, Inc. ("EXCO") entered into two related purchase and sale agreements to acquire producing and non-producing oil and natural gas assets located in Texas and Louisiana in the Haynesville and Eagle Ford shale formations from certain affiliates of Chesapeake Energy Corporation ("Chesapeake Properties"). The Haynesville and Eagle Ford acquisitions closed on July 12, 2013 and July 31, 2013, respectively. On July 16, 2013 and August 6, 2013, EXCO filed two separate Current Reports on Form 8-K (the "Original Form 8-Ks") announcing the closing of Haynesville and Eagle Ford acquisitions, respectively.
This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed to amend Item 9.01(a) and Item 9.01(b) of the Original Form 8-Ks to present certain financial statements and unaudited pro forma financial information for the acquisition of the Chesapeake Properties and other events. No other modifications to the Original Form 8-Ks are being made by this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited combined statements of revenues less direct operating expenses of the Chesapeake Properties for the years ended December 31, 2012, 2011 and 2010 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The unaudited pro forma consolidated financial statements giving effect to the acquisition of the Chesapeake Properties and other events are attached hereto as Exhibit 99.2 and are incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Acquired Chesapeake Oil and Natural Gas Properties Statements of Revenues Less Direct Operating Expenses for the years ended December 31, 2012, 2011 and 2010.

99.2
Unaudited Pro Forma Consolidated Financial Statements for the year ended December 31, 2012 and the six months ended June 30, 2013, giving effect to the acquisition of the Chesapeake Properties and other events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

EXCO RESOURCES, INC.

Date:	September 24, 2013	By:	/s/ MARK F. MULHERN
Mark F. Mulhern
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Acquired Chesapeake Oil and Natural Gas Properties Statements of Revenues Less Direct Operating Expenses for the years ended December 31, 2012, 2011 and 2010.

99.2
Unaudited Pro Forma Consolidated Financial Statements for the year ended December 31, 2012 and the six months ended June 30, 2013, giving effect to the acquisition of the Chesapeake Properties and other events.